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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  MAY 15, 2003

                         ADAMS RESOURCES & ENERGY, INC.
              Exact Name of Registrant as Specified in its Charter


          DELAWARE                       1-7908               74-1753147
(State or other jurisdiction        (Commission file        (IRS employer
    of incorporation)                    number)          identification no.)


4400 POST OAK PKWY., SUITE 2700, HOUSTON, TEXAS                 77027
   (Address of principal executive offices)                   (Zip code)

                                 (713) 881-3600
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

             (c)      Exhibits

                        99.1        Press Release dated May 14, 2003

Item 9.  Regulation FD Disclosure

         On May 14, 2003, Adams Resources & Energy, Inc. (the "Company") issued a press release announcing its financial results to the first quarter ended March 31, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADAMS RESOURCES & ENERGY, INC.


                                     By: /s/ Richard B. Abshire
                                         --------------------------------------
                                         Richard B. Abshire
                                         Chief Financial Officer

Dated: May 14, 2003

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                                INDEX TO EXHIBITS


Exhibit Number          Exhibit
--------------

    99.1                Press Release dated May 14, 2003 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.